                                                                   EXHIBIT 99.02


                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                FIFTH AMENDMENT

                                    TO THE

                        POOLING AND SERVICING AGREEMENT


     THIS FIFTH AMENDMENT TO THE POOLING AND SERVICING AGREEMENT, dated as of September 30, 1998 (this "Amendment") is among CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank ("Chevy Chase"), as Transferor and Servicer, CCB HOLDING CORPORATION, a Delaware corporation ("CCBH"), as Transferor, and BANKERS TRUST COMPANY, as Trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of June 1, 1995, between Chevy Chase, as Transferor and Servicer, CCBH, as Transferor, and the Trustee (as amended, supplemented and in effect on the date hereof, and from time to time hereafter, the "Pooling and Servicing Agreement").

                                   RECITALS

     WHEREAS, Chevy Chase and CCBH wish to amend the Pooling and Servicing Agreement as provided herein in accordance with Section 13.01(a) of the Pooling and Servicing Agreement and the Trustee is willing to consent to such amendment upon the terms provided for herein.

     NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

     SECTION 1.     Definitions. Capitalized terms used herein and not otherwise
                    -----------
defined herein shall have the meanings specified in the Pooling and Servicing Agreement. In addition, the following words and phrases shall have the following meanings:

     "Assignment and Assumption" shall mean the Assignment and Assumption
      -------------------------
     Agreement dated as of September 30, 1998 among Chevy Chase, CCBH, Purchaser and the Trustee relating to the Trust, as amended from time to time.

     "Purchase and Sale Agreement" shall mean the Purchase and Sale Agreement
      ---------------------------
     among Chevy Chase, CCBH and Purchaser, dated as of September 2, 1998, as amended from time to time.

     "Purchaser" shall mean First USA Bank, N.A., a national banking association
      ---------
     and its successors and assigns.

     SECTION 2.     Amendment of Section 1.01.  From and after the Effective
                    -------------------------
Date, Section 1.01 of the Pooling and Servicing Agreement is hereby amended to add the following definitions:
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     "Acquired Assets" shall mean all of the Transferring Entities' consumer
      ---------------
revolving credit card accounts and all of the Transferring Entities' right, title and interest in the receivables arising thereunder, which include all of the Accounts and the remaining interest of the Transferring Entities in the Receivables arising thereunder and the Transferors' interest in the Transferors' Interest and the Bank Certificate, the Transferors' rights as Spread Account Residual Interest Holders with respect to the Class C Supplemental Agreements dated as of September 1, 1996, December 1, 1996 and June 1, 1998, among Chevy Chase, CCBH and the Trustee, and the rights of Chevy Chase and CCBH as the Cash Collateral Depositors, and shall include the Assigned Assets.

     "Assignment and Assumption" shall mean the Assignment and Assumption
      -------------------------
Agreement dated as of September 30, 1998 among the Transferring Entities, FUSA and the Trustee, as amended from time to time.

     "Effective Date" shall mean the "Effective Date" as defined in the
      --------------
Assignment and Assumption.

     "FUSA" shall mean First USA Bank, N.A., a national banking association, and
      ----
its successors and assigns.

     "Transferring Entities" shall mean Chevy Chase Bank, F.S.B., a federally
      ---------------------
chartered stock savings bank, and CCB Holding Corporation, a Delaware corporation, and their respective successors and assigns.

Section 1.01 of the Pooling and Servicing Agreement is further amended to delete the definitions of "Receivables Purchase Agreement" and "Trust" in their entirety and to substitute the following definitions:

     "Receivables Purchase Agreement" shall mean the Receivables Purchase
      ------------------------------
Agreement dated as of June 1, 1995, by and between the Transferring Entities, as amended, modified or supplemented from time to time and as assumed and terminated by FUSA, or any other agreement that is in form and substance similar to such Receivables Purchase Agreement.

     "Trust" shall mean CC Master Credit Card Trust II (formerly Chevy Chase
      -----
Master Credit Card Trust II) created by this Agreement.

     SECTION 3.     References to Chevy Chase and CCBH.  From and after the
                    ----------------------------------
Effective Date, the following shall apply to the Pooling and Servicing
Agreement:

     All references to "Chevy Chase" or "the Bank" or "Chevy Chase Bank, F.S.B." or any similar references and all references to "CCBH" or "CCB Holding" or "CCB Holding Corporation" or any similar references shall, from and after the Effective Date, be references to the Purchaser. Without limiting the generality of the foregoing, the Purchaser shall be substituted for Chevy Chase and CCBH in Sections 1.01 (definitions of "Credit Card Agreement," "Credit Card Guidelines," "Date of Processing," "Eligible Account," "Initial Account" and "Receivables Purchase Agreement"), 1.02(d), 2.01, 2.07(c), 2.07(h), 3.01(b), 3.03,

3.08, 4.02, 4.03, 6.01, 6.03(d), 7.05, 10.02(c) and 13.05(c) of the Pooling and
Servicing Agreement.

     However, Section 13.11 of the Pooling and Servicing Agreement shall not be amended hereby and shall continue in full force and effect with respect to CCBH (and its successors) for a period of one year and one day after the Effective Date.

     SECTION 4.     Amendment of Sections 2.07(c) and 8.09.  All references to
                    --------------------------------------
the Chevy Chase 1996-A Spread Account Trust, the Chevy Chase 1997-A Spread Account Trust and the Chevy Chase 1998-A Spread Account Trust shall be amended to replace the foregoing names of such trusts with the names "CC 1996-A Spread Account Trust (formerly Chevy Chase 1996-A Spread Account Trust)", "CC 1997-A Spread Account Trust (formerly Chevy Chase 1997-A Spread Account Trust)" and "CC 1998-A Spread Account Trust (formerly Chevy Chase 1998-A Spread Account Trust)," respectively.

     SECTION 5.     Amendment of Sections 1.01 and 2.03(f).  Sections 1.01
                    --------------------------------------
(definition of "Tax Opinion") and 2.03(f) of the Pooling and Servicing Agreement shall be amended to replace the words "Maryland state income and franchise tax purposes" with the words "Delaware state income tax purposes" and Section 1.01 of the Pooling and Servicing Agreement (definition of "UCC") shall be amended to replace the word "Maryland" with the word "Delaware."

     SECTION 6.     Amendment of Sections 2.03(a) and 2.04(a)(i).  Sections
                    --------------------------------------------
2.03(a) and 2.04(a)(i) of the Pooling and Servicing Agreement shall be amended to replace the words "federal savings bank or a corporation" and "federally chartered savings banks" with the words "a national banking association."

     SECTION 7.     Amendment of Section 3.03.  The first sentence of Section
                    -------------------------
3.03 of the Pooling and Servicing Agreement shall be amended by replacing the words "The Bank, as initial Servicer" with the words "FUSA, as successor Servicer under Section 7.05."

     SECTION 8.     Amendment of Section 6.03(d).  Section 6.03(d) of the
                    ----------------------------
Pooling and Servicing Agreement shall be amended to replace the words "B.F. Saul Real Estate Investment Trust" with the words "Banc One Corporation and its successors" and to delete the proviso in the last sentence of such Section.

     SECTION 9.     Amendment of Section 2.08.  Section 2.08 of the Pooling and
                    -------------------------
Servicing Agreement shall be deleted in its entirety and the words "INTENTIONALLY OMITTED" shall be substituted in lieu of the text of such Section.

     SECTION 10.    Amendment to Change Name of the Trust. From and after the
                    -------------------------------------
Effective Date, every reference in the Pooling and Servicing Agreement and in any certificate or other document made or delivered pursuant thereto to the "Chevy Chase Master Credit Card Trust II" shall be amended to refer to the "CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)" and the name of the Trust shall be the "CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)."

     SECTION 11.    Amendment to Section 7.05.  The following shall be added
                    -------------------------
after the final sentence of Section 7.05 of the Pooling and Servicing Agreement:

     Upon the transfer by the Transferring Entities of the Assigned Assets and Assumed Obligations to FUSA pursuant to this Section 7.05, Section 7.02 and the Assignment and Assumption, FUSA shall be and is deemed to be the Transferor that transferred all Receivables to the Trust and agrees to accept the reassignment of Receivables as provided in Sections 2.05(b), 2.06, 2.07(a), 3.03 and 3.09 from the Trust (and to pay any cash amounts in connection therewith), notwithstanding the fact that a Receivable may have been transferred to the Trust on, prior to or after the Effective Date. After the Effective Date, (i) no reassignment of a Receivable shall be made to the Transferring Entities, (ii) any amounts required to be deposited as a result of such reassignment shall be an obligation of FUSA, and (iii) such reassignment to FUSA shall be the sole remedy for the breach by the Transferring Entities of any representations, warranties or covenants, as Seller or Servicer, under the Pooling and Servicing Agreement.

     SECTION 12.    Amendment of Section 13.05.  Section 13.05 of the Pooling
                    --------------------------
and Servicing Agreement shall be amended to replace the words "8401 Connecticut Avenue, Chevy Chase, Maryland 20815, Attention of the General Counsel (facsimile number (301) 986-7551)" with the words "3 Christina Centre, 201 North Walnut Street, Wilmington, Delaware 19801, Attention: George Hubley (facsimile:
(302) 594-4111), with a copy to: First USA Bank, N.A., 1601 Elm Street, 46/th/ Floor, Dallas, Texas 75201, Attention: Lisa Warner (facsimile: (214) 849-2472," and to replace clause (ii) with "(ii) [reserved]".

     SECTION 13.    Amendment to Section 2.01.  Section 2.01 of the Pooling and
                    -------------------------
Servicing Agreement shall be amended by adding the following paragraphs at the end of such Section:

          FUSA hereby confirms, affirms and ratifies the sale, transfer, assignment, set over, conveyance and pledge to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, contained in the Agreement and in each of the Assignments and acknowledges and agrees that it is acquiring the Acquired Assets subject thereto, and FUSA hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under the Receivables existing in the Accounts on the Effective Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust, all moneys due or to become due and all amounts received with respect to any of the foregoing and all moneys, securities, investments and other property on deposit in the Collection Account, the Special Funding Account and the Series Accounts and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing (including, without limitation, all interest in the foregoing acquired by CCBH pursuant to the Receivables Purchase Agreement). FUSA does hereby confirm the conveyance set forth in this Section 2.01 and in each Assignment and does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all of its right, title and interest in, to and under the Receivables now existing and hereafter arising in the accounts listed on Schedule I hereto, all Interchange and Recoveries allocable to the Trust, all monies due or to become due and all amounts received with respect to any of the foregoing and all monies on deposit in the Collection Account, the Special Funding Account, the Series Accounts and the Series Enhancement Accounts and all funds or other property therein or now or hereafter credited thereto and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing. In the event that the account number or bin numbers of any such Accounts shall change as a result of the conversion of such Accounts to Accounts issued by FUSA, the foregoing conveyance shall extend to such new Accounts and FUSA shall furnish the Trustee with a list of such new Accounts within 90 days of the conversion thereof.

          It is the intention of the parties hereto (including FUSA) that the arrangements with respect to the Receivables shall constitute a sale of such Receivables to the Trust. If, however, the transactions evidenced by the Agreement constitute a loan and not a sale, it is the intention of the parties hereto (including FUSA) that this Agreement shall be deemed be a security agreement under applicable law, and that FUSA shall be deemed to have granted to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, a security interest that is perfected and of first priority in all of FUSA's right, title and interest in, to and under the Receivables and the other Trust Assets. In furtherance of the foregoing, FUSA hereby grants to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, a security interest, which shall be perfected and of first priority, in all of Purchaser's right, title and interest in, to and under the Receivables existing in the Accounts on the Effective Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust, all moneys due or to become due and all amounts received with respect to any of the foregoing and all moneys, securities, investments and other property on deposit in the Collection Account, the Special Funding Account and the Series Accounts and all proceeds (including "proceeds" as defined in the UCC) of any of the foregoing (including, without limitation, all interest in the foregoing acquired by CCBH pursuant to the Receivables Purchase Agreement) and this Agreement shall constitute a security agreement under applicable law.

          The Trustee hereby acknowledges its acceptance on behalf of the Trust, for the benefit of the Certificateholders, of all right, title and interest in and to the property, now existing and hereafter created, conveyed to the Trustee pursuant to the second preceding paragraph and declares that it shall maintain such right, title and interest upon the trust set forth in this Agreement for the benefit of the Certificateholders. The Trustee also hereby acknowledges its acceptance on behalf of the Trust, for the benefit of the Certificateholders, of a security interest in all right, title and interest in and to the property, now existing and hereafter created, granted to the Trustee pursuant to the preceding paragraph and declares that it shall maintain such right, title and interest upon the trust set forth in this Agreement for the benefit of the Certificateholders.

     SECTION 14.    Effectiveness.  This Amendment shall become effective on the
                    -------------
Closing Date under the Purchase and Sale Agreement (the "Effective Date").

     SECTION 15.    Pooling and Servicing Agreement in Full Force and Effect as
                    -----------------------------------------------------------
Amended. Except as specifically amended hereby, all of the terms and conditions
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of the Pooling and Servicing Agreement shall remain in full force and effect.
All references to the Pooling and Servicing Agreement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement were set forth herein.

     SECTION 16.    Counterparts. This Amendment may be executed in any number
                    ------------
of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 17.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Pooling and Servicing Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              CHEVY CHASE BANK, F.S.B.,
                              as Transferor and Servicer



                              By:  /s/  Joel A. Friedman
                                   ---------------------
                              Name:  Joel A. Friedman
                                     ----------------
                              Title: Senior Vice President and Controller
                                     ------------------------------------



                              CCB HOLDING CORPORATION,
                              as Transferor


                              By:  /s/  Mark A. Holles
                                   -------------------
                              Name:  Mark A. Holles
                                     --------------
                              Title: Vice President
                                     --------------



                              BANKERS TRUST COMPANY,
                              as Trustee



                              By:  /s/  Louis Bodi
                                   ---------------
                              Name:  Louis Bodi
                                     ----------
                              Title: Vice President
                                     --------------

                                  SCHEDULE I

                               LIST OF ACCOUNTS


[Microfiche List of Accounts as of the Cut Off Date under the Purchase and Sale Agreement delivered to the Trustee].